                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section No. 240.14a-11(c) or Section 240.14a-12

--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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    (4) Proposed maximum aggregate value of transaction:

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    (5) Total fee paid:

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/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        ------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------
    (3) Filing Party:

        ------------------------------------------------------------------------
    (4) Date Filed:

        ------------------------------------------------------------------------

                                   [LOGO]

August 20, 1998


Dear Shareholder:

     The Board of Directors and management of Cutter & Buck Inc. cordially invite you to attend the Annual Meeting of Shareholders. The meeting will be held on Wednesday, September 23, 1998 at 2:00 p.m., in the Ballroom of the Broadmoor Golf Club, 2340 Broadmoor East, Seattle, Washington. In addition to the business items listed in the proxy statement, there will be a report on the progress of the Company and an opportunity to ask questions of general interest to you as a Shareholder.

     YOUR VOTE IS VERY IMPORTANT. Therefore, whether or not you plan to attend the meeting in person, please sign and return the enclosed proxy in the envelope provided. If you attend the meeting and desire to vote in person, you may do so even though you have previously sent a Proxy.


                                       Sincerely,


                                       /s/  HARVEY N. JONES
                                       ------------------------------------
                                       Harvey N. Jones
                                       CHAIRMAN AND CHIEF EXECUTIVE OFFICER

                                     [LOGO]

                      NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                    TO BE HELD ON WEDNESDAY, SEPTEMBER 23, 1998

To the Shareholders of Cutter & Buck Inc.:

     Notice is hereby given that the Annual Meeting of Shareholders of Cutter & Buck Inc. (the "Company") will be held on Wednesday, September 23, 1998 at 2:00 p.m. in the Ballroom of the Broadmoor Golf Club, 2340 Broadmoor East, Seattle, Washington for the following purposes:

     1. To elect two Class I directors for a term of three years, to serve until the 2001 Annual Meeting of Shareholders and until their respective successors are elected and have qualified;

     2.   To ratify the appointment of independent auditors for the Company;
and

     3. To transact any other business which may properly come before the meeting or any adjournment thereof.

     Holders of Common Stock at the close of business on August 3, 1998 are entitled to notice of, and to vote at, the meeting. Shareholders are cordially invited to attend the meeting in person.

                                       By Order of the Board of Directors,


                                       /s/  MARTIN J. MARKS
                                       -----------------------------------
                                       Martin J. Marks
                                       PRESIDENT AND SECRETARY

Cutter & Buck Inc.
2701 First Avenue, Suite 500
Seattle, Washington 98121
August 20, 1998

------------------------------------------------------------------------------
IMPORTANT: Please fill in, date, sign and return the enclosed Proxy in the postage-paid envelope to ensure that your shares are represented at the meeting. If you attend the meeting, you may vote in person, if you wish to do so, even though you have previously sent in your Proxy.
------------------------------------------------------------------------------

                                 CUTTER & BUCK INC.
                                  PROXY STATEMENT

                   INFORMATION CONCERNING SOLICITATION AND VOTING

GENERAL

     The enclosed Proxy is solicited by the Board of Directors of the Company for use at the Annual Meeting of Shareholders to be held on Wednesday, September 23, 1998, and at any adjournment or adjournments thereof (the "Annual Meeting"). The Company first mailed this Proxy Statement to Shareholders on or about August 20, 1998.

RECORD DATE AND OUTSTANDING SHARES

     Only Shareholders of record on the books of the Company at the close of business on August 3, 1998, will be entitled to notice of, and to vote at, the Annual Meeting. On that date there were issued and outstanding 5,427,756 shares of Common Stock of the Company.

SOLICITATION AND REVOCABILITY OF PROXIES

     Proxies may be solicited by officers, directors and regular supervisory employees of the Company, none of whom will receive any additional compensation for their services. Solicitation of proxies may be made personally or by mail, telephone, telecopy or messenger. All costs of solicitation of proxies will be paid by the Company.

     Any Shareholder granting a proxy has the power to revoke it at any time before it is exercised. A proxy may be revoked either by (i) filing with the Secretary of the Company prior to the Annual Meeting, at the Company's executive offices, either a written revocation or duly executed proxy bearing a later date, or (ii) attending the Annual Meeting and voting in person, regardless of whether a proxy has previously been given. Attendance at the Annual Meeting will not revoke a Shareholder's proxy unless the Shareholder votes in person.

QUORUM AND VOTING

     Under Washington law and the Company's Restated Articles of Incorporation, a quorum consisting of a majority of the outstanding shares entitled to vote must be represented in person or by proxy to elect directors and to transact any other business that may properly come before the meeting. In the election of directors, the nominees elected are the two individuals receiving the greatest number of votes cast by the shares present in person or represented by proxy and entitled to vote. Any action other than a vote for a nominee will have the effect of voting against the nominee.

     If the accompanying Proxy is properly executed and returned, the shares represented thereby will be voted in accordance with the instructions given. In the absence of instructions to the contrary, the shares will be voted in accordance with the Board of Directors' recommendations. The Company is not aware, as of the date hereof, of any matters to be voted upon at the Annual Meeting other than those described in this Proxy Statement and the accompanying Notice of Annual Meeting of Shareholders. Proposal 2 will be approved if the votes cast in favor of the Proposal exceed the votes cast against it. Abstention from voting or broker nonvotes will have no effect since such actions do not represent votes cast.

                             SECURITY OWNERSHIP OF CERTAIN
                           BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth, as of August 3, 1998, certain information with respect to the beneficial ownership of the Company's Common Stock by: (i) each person known by the Company to own beneficially more than 5% of the Common Stock, (ii) each of the Company's directors, (iii) certain of the Company's executive officers, and (iv) all directors and executive officers as a group. Except as otherwise noted, the named beneficial owner has sole voting and investment power.


                                                      Shares           Percentage of
     NAME AND ADDRESS(1)                             BENEFICIALLY OWNED         CLASS
     -------------------------------------------     ------------------     -------------
     J. & W. Seligman & Co., Inc. (1). . . .               385,630               7.1%
     Scudder Kemper Investments Inc. (1) . .               293,900               5.4%
     Harvey N. Jones (2) . . . . . . . . . .               267,883               4.9%
     Martin J. Marks (3) . . . . . . . . . .                98,506               1.8%
     Michael S. Brownfield (4) . . . . . . .                68,328               1.3%
     Frances M. Conley (5) . . . . . . . . .                56,631               1.0%
     Larry C. Mounger (6). . . . . . . . . .                24,625                *
     Patricia A. Nugent (3). . . . . . . . .                23,033                *
     Jon P. Runkel (3) . . . . . . . . . . .                12,118                *
     Jim C. McGehee (3). . . . . . . . . . .                 7,500                *
     James C. Towne (7). . . . . . . . . . .                 5,312                *
     All directors and executive officers
       as a group (14 persons) (8) . . . . .               600,516              11.1%

-----------------

*    Less than one percent

(1) The address of J. & W. Seligman & Co., Inc. is 100 Park Avenue, Eighth Floor, New York, New York 10017. The address of Scudder Kemper Investments Inc. is 345 Park Avenue, New York, New York 10154-0010.
     The address of the directors and executive officers listed is c/o Cutter & Buck Inc., 2701 First Avenue, Suite 500, Seattle, Washington 98121.

(2) Includes 34,013 shares issuable upon exercise of options exercisable within 60 days of August 3, 1998. Excludes 5,300 shares held by the Jones-Iannucci Educational Trust, of which Mr. Jones' children are the sole beneficiaries.

(3) Represents shares issuable upon exercise of options exercisable within 60 days of August 3, 1998.

(4) Includes 6,936 shares issuable upon exercise of options exercisable within 60 days of August 3, 1998.

(5) 49,696 of these shares are held by Roanoke Capital, Ltd. ("Roanoke Capital"). Ms. Conley, a director of the Company, is a shareholder, director and principal of Roanoke Capital. The only other shareholder, director and principal of Roanoke Capital is Gerald R. Conley, Ms. Conley's husband. Ms. Conley disclaims beneficial ownership of the shares held by Roanoke Capital that exceed her pecuniary interest therein.

(6) Includes 16,184 shares issuable upon exercise of options exercisable within 60 days of August 3, 1998.

(7) Includes 2,312 shares issuable upon exercise of options exercisable within 60 days of August 3, 1998.

(8) Includes 221,102 shares issuable upon exercise of options exercisable within 60 days of August 3, 1998.

                         EXECUTIVE OFFICERS OF THE COMPANY

     The executive officers of the Company are as follows:


     NAME                 AGE          POSITION
     ------------------   ---          -----------------------------------------------------------
     Harvey N. Jones*     47           Chairman and Chief Executive Officer
     Martin J. Marks      49           President, Chief Operating Officer, Treasurer and Secretary
     Jim C. McGehee       48           Vice President of Sales
     Patricia A. Nugent   43           Vice President of Merchandise and Design
     Jon P. Runkel        41           Vice President of Production
     Philip C. Davis      40           Vice President of Operations
     Stephen S. Lowber    47           Vice President and Chief Financial Officer
     Philip B. Jones*     45           Vice President of International / Managing Director
                                         of Cutter & Buck (Europe) B.V.
     Jeffrey S. Buchman   51           Vice President of Marketing and Communications
     Ernest J. Pyle       43           Vice President and Chief Information Officer


-----------------

     *  Harvey N. Jones and Philip B. Jones are brothers.

     The biographies of the executive officers who are not directors are as follows:

     MR. MCGEHEE, Vice President of Sales of the Company, joined the Company in February 1990. From 1986 to 1989, he was Men's National Sales Manager for JGH. Mr. McGehee has a bachelor's degree in business (marketing) from Auburn University.

     MS. NUGENT, Vice President of Merchandise and Design of the Company, joined the Company in December 1993 and served as Vice President of Production from April 1994 to May 1995. From 1983 to 1993, she was a private consultant to various clothing and textile firms, including Demetre Inc., a sweater company, and Roffe Inc., a skiwear company. Ms. Nugent has a bachelor's degree in clothing and textile design from the University of Washington and a design certificate from the Modeschule der Stadt Wien in Vienna, Austria.

     MR. RUNKEL, Vice President of Production of the Company, joined the Company in April 1995 and served as Operations Manager from April 1995 to June 1995. From October 1994 to April 1995, he was a production manager of Organik Technologies, Inc., an apparel manufacturer, producing contract work for such names as Patagonia, Eddie Bauer, Timberland and Jantzen, and from March 1993 to September 1994, he was a consultant on operations/production for Susan Barry Designs, a women's "bridge" line.

     MR. DAVIS, Vice President of Operations, joined the Company in January 1997. From 1987 to 1996, he held various positions at Stusser Electric, an electrical parts distribution company, including President from 1994 to 1996. Mr. Davis has a bachelor's degree in economics from Stanford University.

     MR. PHILIP JONES, Vice President of International / Managing Director of Cutter & Buck (Europe) B.V., joined the Company in July 1997. From 1989 to June 1997, Mr. Jones was an independent international trade consultant serving certain major U.S. companies, and from 1983 to 1988, he was a senior legislative assistant to United States Senator Daniel J. Evans. Mr. Jones holds a bachelor's degree in East Asian studies from Harvard University.

     MR. LOWBER, Vice President and Chief Financial Officer, joined the Company in September 1997. From April 1992 to June 1997, Mr. Lowber was Chief Financial Officer of LUXAR Corporation, a medical devices manufacturing company. Mr. Lowber has a bachelor's degree in finance from Western Washington University and a master's degree in business administration from Seattle University, and is a certified public accountant.

     MR. BUCHMAN, Vice President of Marketing & Communications, joined the Company in July 1998. From 1974 to June 1998, Mr. Buchman held various positions at The Fashion Institute of Technology, most recently serving as the Chairman of the Advertising and Marketing Communications Department. From 1986 to the present, he also served as the President of The Telefashion Group, a provider of marketing and communications consulting services. Mr. Buchman has a bachelor's degree in English from the University of Buffalo, and a master's degree in Communications Management from Brooklyn College.

     MR. PYLE, Vice President and Chief Information Officer, joined the Company in July 1998. From November 1995 to June 1998, Mr. Pyle held various positions with System Software Associates, Inc., an enterprise resource planning solutions provider, most recently serving as Vice President, North America. From April 1992 to November 1995, he was owner of SSA Northwest, an independent affiliate of Systems Software Associates, Inc. Mr. Pyle attended the University of Washington and has an associate's degree in computer science from Peterson Technical College.

     Officers serve at the discretion of the Board of Directors.

                         COMPENSATION OF EXECUTIVE OFFICERS
                          IN THE YEAR ENDED APRIL 30, 1998

SUMMARY COMPENSATION TABLE

     The following table sets forth certain information concerning compensation paid or accrued to the Company's Chairman and Chief Executive Officer and its four most highly-compensated officers who earned salary and bonus of at least $100,000 (the "Named Executive Officers") for services rendered to the Company in all capacities during the fiscal year ended April 30, 1998:

                                                                                   LONG-TERM
                                                                                 COMPENSATION
                                                        ANNUAL COMPENSATION         AWARDS
                                                      ------------------------   ------------
                                                                                  SECURITIES       ALL OTHER
                                           FISCAL                                 UNDERLYING     COMPENSATION
NAMES AND PRINCIPAL POSITION                YEAR      SALARY ($)     BONUS ($)    OPTIONS (#)       ($)(1)
---------------------------------------    ------     ----------     ---------   ------------    ------------
Harvey N. Jones                             1998       $203,750      $ 55,000       30,000           $384
  Chairman and Chief Executive Officer      1997       $157,500      $  7,500         -0-            $492
                                            1996       $120,000         -0-         30,000           $552
Martin J. Marks                             1998       $180,000      $ 45,000       25,000           $384
  President, Chief Operating                1997       $150,000      $  7,500         -0-            $492
  Officer, Treasurer and Secretary          1996       $110,000         -0-         25,000           $552
Jim C. McGehee                              1998       $177,500      $ 51,350       15,000           $384
  Vice President of Sales                   1997       $110,000      $101,922(2)      -0-            $492
                                            1996       $110,000      $ 20,774(2)    15,000           $552
Patricia A. Nugent                          1998       $115,750      $ 17,500       15,000           $384
  Vice President of Merchandise             1997       $101,000      $  7,500         -0-            $492
  and Design                                1996       $ 95,000         -0-         14,625           $552
Jon P. Runkel                               1998       $112,500      $ 17,500       15,000           $384
  Vice President of Production              1997       $ 82,500      $  7,500         -0-            $384
                                            1996       $ 60,000         -0-         19,625           $552

----------------
(1)  Represents term life insurance premiums.
(2) Bonus amounts received by Mr. McGehee in fiscal 1996 and 1997 represent sales commissions.

OPTION EXERCISES IN FISCAL 1998 AND AGGREGATE FISCAL YEAR-END OPTION VALUES

     The following table sets forth certain information as of April 30, 1998 regarding options held by each of the Named Executive Officers:

                                                     SECURITIES UNDERLYING         VALUE OF UNEXERCISED
                     NUMBER OF                      UNEXERCISED OPTIONS AT       IN-THE-MONEY OPTIONS AT
                      SHARES                         FISCAL YEAR END(#)(1)         FISCAL YEAR END($)(2)
                    ACQUIRED ON    DOLLAR VALUE   ---------------------------   ---------------------------
NAMES               EXERCISE(#)    REALIZED ($)   EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
------------------  -----------    ------------   -----------   -------------   -----------   -------------
Harvey N. Jones        -0-              N/A          61,253         45,000      $ 1,362,048      $503,106
Martin J. Marks        -0-              N/A          92,256         37,500      $ 2,138,136      $419,255
Jim C. McGehee         -0-              N/A          44,502         22,500      $ 1,018,754      $251,553
Patricia A. Nugent   10,000          $192,020        19,382         21,156      $   417,443      $237,338
Jon P. Runkel         3,468          $ 87,567         8,368         22,789      $   137,007      $257,847

----------------
(1) The options listed are incentive or nonqualified stock options granted under the Company's 1991 and 1995 Stock Option Plans and the 1997 Stock Incentive Plan. The exercise price of each option is equal to the fair market value of the underlying Common Stock on the date of grant. To the extent not already vested, the options generally become fully vested and exercisable upon a change in control of the Company.

(2) Based on the closing price of the Company's Common Stock as quoted on the Nasdaq National Market on April 30, 1998 ($26.50), less the exercise price. The actual value realized may be greater or less than the potential realizable values set forth in the table.

    COMPENSATION COMMITTEE REPORT ON FISCAL YEAR 1998 EXECUTIVE COMPENSATION

     The Compensation Committee is comprised of three nonemployee directors. The Committee is responsible for establishing and administering the Company's policies that govern compensation and benefit practices for employees of the Company and its subsidiaries. The Committee also evaluates the performance of the executive officers of the Company and its subsidiaries for purposes of determining their base salaries, cash-based and equity-based incentives and related benefits.

Compensation Goals

     The goals of the compensation program are to align the interests of executive management with the long-term interests of Shareholders and to motivate Company executives to achieve the strategic business goals of the Company. The compensation program is designed to recognize the contributions of the executive officers, and to provide compensation opportunities which are comparable to those offered by competitors in the sportswear industry.
In furtherance of these goals, the Company's compensation package for its officers includes both short-term and long-term features in the form of base salary, cash-based incentives keyed to Company performance and equity-based incentives in the form of stock options which are granted at the discretion of the Committee.

     The Committee has recently engaged a compensation consultant to assist the Committee in reviewing the adequacy, focus and effectiveness of its current compensation program.

Base Salaries

     Base salaries for all officers are reviewed annually. In evaluating salaries, the Committee uses compensation surveys pertaining to companies within the fashion industry of similar size, and considers the officer's individual performance during the prior year. In determining how the respective officer contributes to the Company, the Committee considers current corporate performance, including sales growth, market position and increased brand identity, as well as the potential for future performance gains. The Committee has neither set targets related to these factors nor attributed any specific weight to them for purposes of determining base salaries.

Cash-Based Incentives

     Although there is no formal bonus plan for the Company's executive officers, the Committee, in its discretion, may grant bonuses to those executive officers from time to time. During fiscal 1998, 75% of the Company's executive officers received bonuses which ranged from $10,000 to $55,000. The Committee is currently considering the adoption of a plan to allow officers to elect to receive a portion of their cash-based incentive in Company stock.

Equity-Based Incentives

     The Company provides its executive officers with long-term incentives through its Stock Incentive Plan. The primary objective of the Plan is to provide the Company's executive officer participants with an incentive for them to make decisions and take actions which maximize long-term shareholder value. The Plan is designed to promote this long-term focus by using discretionary grants of stock options and long-term vesting periods. The Committee favors intermittent option grants to ensure that participants always have at least a portion of their options unvested. The Committee believes this practice promotes motivation and retention of key personnel.

     Subject to the terms of the Plan, the Committee determines the terms and conditions of options, including the exercise price. It has been the practice of the Committee to grant options with an exercise price equal to the closing bid price of the Company's Common Stock as reported on the Nasdaq National Market as of the date of grant. Prior to and in connection with the Company's initial public offering in August 1995, the Committee accelerated the then-outstanding unvested stock option awards by revising the existing vesting schedules such that 50% of the options would vest on the first anniversary of the original date of the grant and 25% would vest on each of the second and third anniversaries thereafter, as long as the optionee remained in the employ of the Company. Option awards granted subsequent to the Company's initial public offering generally vest in four equal annual installments beginning one year from date of grant. The Committee believes that stock options provide an incentive for executive officers, allowing the Company to attract and retain high quality management.

     The Plan also allows the Company to grant Company stock to officers and employees of the Company and its subsidiaries but none has been issued to date.

Compensation of the Chairman and Chief Executive Officer

     In assembling the Chairman and Chief Executive Officer's compensation package, the Committee pursues the same objectives which apply for the Company's other executive officers. Although the Committee's overall goal is to set the Chairman and Chief Executive Officer's salary at the median base for competitors which are similar in industry size and performance, the actual level approved by the Committee may be higher or lower based upon the Committee's subjective evaluation of the annual and long-term performance of the Company, the individual performance of the Chairman and Chief Executive Officer, and the cash resources and needs of the Company. Reflecting that, the increase in Mr. Jones' salary for fiscal 1998 was due to his significant contributions in strengthening the company's market expansion, brand identity, sales growth and overall performance.

                                       COMPENSATION COMMITTEE
                                          Larry C. Mounger (Chair)
                                          Michael S. Brownfield
                                          Frances M. Conley


                              STOCK PRICE PERFORMANCE

     The following graph compares the cumulative total return of Company Common Stock, the Nasdaq Stock Market - U.S. Index and the Nasdaq
Non-Financial Index. The cumulative total return of Company Common Stock assumes $100 invested on August 15, 1995 in Cutter & Buck Inc. Common Stock.

                                          8/15/95     4/30/96     4/30/97     4/30/98
                                          -------     -------     -------     -------
Cutter & Buck Inc.                        100.00      152.38      152.38      336.51
Nasdaq Stock Market (U.S.) Index          100.00      119.78     126.74       189.67
Nasdaq Non-Financial Index                100.00      118.93      120.89      18.99


                                    [GRAPH]

                     PROPOSAL NO. 1 - ELECTION OF DIRECTORS

     The Amended and Restated Articles of Incorporation of the Company provide that the Board of Directors shall be divided into three classes, with such classes to be as nearly equal in number as the total number of directors constituting the entire Board permits. The Company's Board of Directors consists of six members, with two members in each of the classes. Upon the expiration of the term of a class of directors, nominees for such class are elected to serve for a term of three years and until their respective successors have been elected and qualified. The current terms of the Class 1 directors, Ms. Frances M. Conley and Mr. Larry C. Mounger, expire upon the election and qualification of the directors to be elected at the Annual Meeting. The Board of Directors has nominated Ms. Conley and Mr. Mounger for reelection to the Board of Directors at the Annual Meeting, to serve until the Annual Meeting of Shareholders for fiscal 2001 and until their respective successors have been elected and qualified. The terms of the Class 2 and Class 3 directors expire at the Annual Meetings of Shareholders for fiscal 1999 and fiscal 2000, respectively.

     Unless otherwise directed, the persons named in the proxy intend to vote all proxies FOR the election of Ms. Conley and Mr. Mounger to the Board of Directors. The nomineees have consented to serve as directors of the Company if elected. If at the time of the Annual Meeting, either Ms. Conley or Mr. Mounger is unable or declines to serve as a director, the discretionary authority provided in the enclosed Proxy will be exercised to vote for a substitute candidate designated by the Board of Directors. The Board of Directors has no reason to believe that either of the nominees will be unable or will decline to serve as a director.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE REELECTION OF FRANCES
M. CONLEY AND LARRY C. MOUNGER AS CLASS I DIRECTORS OF THE COMPANY.

Information on the Directors and Director nominees follows:

                                   DIRECTOR      PRINCIPAL OCCUPATION AND BUSINESS
 NAME (Age)                         SINCE       EXPERIENCE FOR THE PAST FIVE YEARS
 -----------------------------     --------    -------------------------------------------------------
 Harvey N. Jones (47).........       1990      Mr. Jones, a co-founder of the Company, has been Chief
                                                 Executive Officer and a director of the Company since
                                                 its inception in January 1990.  He was President of
                                                 the Company from then until May 1997, and has been its
                                                 Chairman since that time.
 Michael S. Brownfield (58)...       1995      Mr. Brownfield has been the Chairman of Accurate
                                                 Molded Plastics, a private manufacturer of tooling and
                                                 injection molded plastics since 1998.  Mr. Brownfield
                                                 also  serves  on the boards of directors of
                                                 Heartsmart, Inc., a private biomedical company,
                                                 Northwest Cascade, Inc., a private construction
                                                 company, Kitsap Entertainment Corporation, a private
                                                 restaurant franchisee, and Global Tel Resources, Inc.,
                                                 a private telecommunications company.  He has a
                                                 bachelor's degree in chemistry from the University of
                                                 Oregon.
 Frances M. Conley (55).......       1990      Ms. Conley has been a shareholder, director and principal
                                                 of Roanoke Capital, the general partner of
                                                 Roanoke Investors Limited Partnership, a venture capital
                                                 limited partnership since 1982.  Ms. Conley also
                                                 serves on the board of directors of Data I/0, a
                                                 publicly-held provider of equipment for programming
                                                 integrated circuits and of Recreational Equipment Inc,
                                                 a private cooperative national retailer of outdoor
                                                 gear and clothing.  She has a bachelor's degree in
                                                 music from Emmanuel College and a master's degree in
                                                 business administration from the Harvard Graduate
                                                 School of Business Administration.
 Martin J. Marks (49).........       1997      Mr. Marks, President, Chief Operating Officer,
                                                 Treasurer and Secretary of the Company, joined the
                                                 Company as Chief Financial Officer in January 1991.
                                                 Prior to being named President in May 1997, he held
                                                 the position of Sr. Vice President.   Mr. Marks has a
                                                 bachelor's degree in business administration from
                                                 Portland State University and is a certified public
                                                 accountant.

                                       7


                                   DIRECTOR      PRINCIPAL OCCUPATION AND BUSINESS
 NAME (Age)                         SINCE       EXPERIENCE FOR THE PAST FIVE YEARS
 -----------------------------     --------    -------------------------------------------------------
 Larry C. Mounger (61)........       1990      Mr. Mounger has been the Chairman of Sunrise Clothing
                                                 Group, a screen-printing and embroidery company since
                                                 June 1997.  From January 1993 until October 1995,
                                                 Mr. Mounger was President and Chief Executive Officer
                                                 and a director of Sun Sportswear, a publicly-held
                                                 garment screenprinter.  From June 1963 to January
                                                 1993, he held numerous positions at Pacific Trail,
                                                 Inc., an outerwear manufacturer, most recently
                                                 President, Chairman and Chief Executive Officer.
                                                 Mr. Mounger is currently the Chairman of Sunrise
                                                 Design, a screen-printing and embroidery company.  He
                                                 has a bachelor's degree in business administration and
                                                 a juris doctor degree from the University of
                                                 Washington.
 James C. Towne (55)..........       1997      Mr. Towne has been Chairman of Greenfield Development
                                                 Corporation, a remediation and development company
                                                 since 1995. From 1982 to 1995, he was President, CEO
                                                 or Chairman of various companies, including Osteo
                                                 Sciences Corporation, Photon Kinetics, Inc., MCV
                                                 Corporation, Metheus Corporation and Microsoft
                                                 Corporation. Mr. Towne also serves on the board of
                                                 directors of Tully's Coffee Co., a private specialty
                                                 coffee retailer.  He has a bachelor's degree in
                                                 economics and a master's degree in business
                                                 administration from Stanford University.


     Directors hold office until the next Annual Meeting of Shareholders of the Company or until their successors have been elected and qualified.

INFORMATION ON COMMITTEES OF THE BOARD OF DIRECTORS AND MEETINGS

     The Board of Directors maintains an Audit Committee, a Compensation Committee and a Nominating Committee. These committees do not have formal meeting schedules, but are required to meet at least once each year. During the past year, there were six meetings of the Board of Directors, and one meeting of each of the Audit Committee, the Compensation Committee and the Nominating Committee. Each director attended at least seventy-five percent (75%) of the meetings of the Board of Directors and of the committees of which he or she is a member.

     Current members of the Audit Committee are Ms. Conley, Chair, and Mr. Mounger and Mr. Towne. The Audit Committee is responsible for recommending the Company's independent auditors and reviewing the scope, costs and results of the audit engagement.

     Current members of the Compensation Committee are Mr. Mounger, Chair, Ms. Conley and Mr. Brownfield. The Compensation Committee is responsible for determining the overall compensation levels of the Company's executive officers and administering the Company's stock incentive and employee stock purchase plans.

     Current members of the Nominating Committee are Mr. Brownfield, Chair, Ms. Conley and Mr. Jones. The Nominating Committee is primarily responsible for recommending director nominees to the Company's Board of Directors. The Nominating Committee will consider recommendations by Shareholders for vacancies on the Board, which recommendations may be submitted to the Company's Secretary.

DIRECTOR COMPENSATION

     The Company currently pays $1,000 per Board meeting attended to each director who is not an officer or employee of the Company. Directors are not currently paid any additional amounts for attending Committee meetings. All directors are entitled to reimbursement for expenses incurred in traveling to and from Board meetings. From 1991 to 1995, Mr. Mounger was granted an option under the 1991 Plan to purchase 2,312 shares of the Company's Common Stock at an exercise price equal to the fair market value of the Common Stock on the date of grant. Since 1995, pursuant to the 1995 Non-Employee Director Plan, directors who are not officers or employees of the Company have been eligible to receive annual option grants to purchase 2,312 shares of Common Stock at the fair market value of the Common Stock on the date of grant.

         PROPOSAL NO. 2:  RATIFICATION OF APPOINTMENT OF AUDITORS

     The Board of Directors, acting upon the recommendation of the Audit Committee, has appointed Ernst & Young LLP ("Ernst & Young") as auditors of the Company for the fiscal year ending April 30, 1999. Ernst & Young has audited the accounts of the Company since fiscal year 1993. Representatives of Ernst & Young are expected to attend the meeting and will have the opportunity to make a statement and to respond to appropriate questions from Shareholders. In the event Shareholders do not ratify the appointment by a majority of the votes cast, represented in person or by proxy, the selection of auditors will be reconsidered by the Board of Directors.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFICATION OF ERNST & YOUNG AS AUDITORS FOR THE COMPANY.

                  COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES
                                EXCHANGE ACT OF 1934

     Based solely on a review of copies of reports made pursuant to Section 16(a) of the Securities Exchange Act of 1934 and the related regulations (the "Exchange Act"), the Company believes that during fiscal year 1998 all filing requirements applicable to its directors, executive directors and 10 percent shareholders were satisfied.

                    FUTURE SHAREHOLDER NOMINATIONS AND PROPOSALS

     Nominations of persons for election to the Board of Directors may be made at any Annual Meeting of Shareholders by any Shareholder of the Company
(a) who is a Shareholder of record on the date of the giving of the notice and on the record date for the determination of Shareholders entitled to vote at the Annual Meeting, and (b) who timely complies with the notice procedures and form of notice set forth below. To be timely, a Shareholder's notice must be given to the Secretary of the Company and must be delivered to or mailed and received at the principal executive offices of the Company not less than sixty (60) days nor more than ninety (90) days prior to the anniversary date of the immediately preceding Annual Meeting of Shareholders; PROVIDED, HOWEVER, that in the event that the Annual Meeting is called for a date that is not within thirty (30) days before or after the anniversary date, or no Annual Meeting was held in the immediately preceding year, notice by the Shareholder in order to be timely must be so received no later than the close of business on the tenth (10th) day following the day on which the notice of the Annual Meeting date was mailed to Shareholders or other public disclosure of the Annual Meeting date was made, whichever first occurs. To be in proper form, a Shareholder's notice must be in written form and must set forth (a) as to each person whom the Shareholder proposes to nominate for election as a director (i) the name, age, business address and residence address of the person, (ii) the principal occupation or employment of the person, (iii) the class or series and number of shares of capital stock of the Company which are owned beneficially or of record by the person, and (iv) any other information relating to the person that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Securities Exchange Act, and (b) as to the Shareholder giving the notice (i) the name and record address of the Shareholder, (ii) the class or series and number of shares of capital stock of the Company which are owned beneficially or by record by the Shareholder, (iii) a description of all arrangements or understandings between the Shareholder and each proposed nominee and any other person or persons (including their names) pursuant to which the nomination(s) are to be made by the Shareholder, (iv) a representation that the Shareholder intends to appear in person or by proxy at the meeting to nominate the person named in its notice, and (v) any other information relating to the Shareholder that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act. The notice must be accompanied by a written consent of each proposed nominee to be named as a nominee and to serve as a director if elected.

     To be included in the Company's proxy materials mailed to the Company's Shareholders pursuant to Rule 14a-8 of the Exchange Act, Shareholder proposals to be presented at the 1999 Annual Meeting of Shareholders must be received by the Company at its executive offices at 2701 First Avenue, Suite 500, Seattle, Washington 98121, to the attention of the Secretary, on or before April 20, 1999. No business may be transacted at an Annual Meeting of Shareholders, other than business that is either (a) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board of Directors (or any duly authorized committee thereof), (b) otherwise properly brought before the Annual Meeting by or at the direction of the Board of Directors (or any duly authorized committee thereof), or (c) otherwise properly brought before the Annual Meeting by any Shareholder of the Company (i) who is a Shareholder of record on the date of the giving of the notice and on the record date for the determination of Shareholders of record on the date for the determination of Shareholders entitled to vote at the Annual Meeting, and (ii) who timely complies with the notice procedures and form of notice set forth below. To be timely, a Shareholder's notice must be given to the Secretary of the Company and must be delivered to or mailed and received at the principal executive offices of the Company not less than sixty (60) days nor more than ninety (90) days prior to the anniversary date of the immediately preceding Annual Meeting of Shareholders; PROVIDED, HOWEVER, that in the event that the Annual Meeting is called for a date that is not within thirty (30) days before or after the anniversary date, or no Annual Meeting was held in the immediately preceding year, notice by the Shareholder in order to be timely must be so received no later than the close of business on the tenth (10th) day following the day on which the notice of the Annual Meeting date was mailed to Shareholders or other public disclosure of the Annual Meeting date was made, whichever first occurs. To be in proper form, a Shareholder's notice must be in written form and must set forth as to each matter the Shareholder proposes to bring before the Annual Meeting (a) a brief description of the business desired to be brought before the Annual Meeting and the reasons for conducting the business at the Annual Meeting,
(b) the name and record address of the Shareholder, (c) the class or series and number of shares of capital stock of the Company which are owned beneficially or of record by each Shareholder, (d) a description of all arrangements or understandings between the Shareholder and any other person or persons (including their names) in connection with the proposal of the business, and (e) a representation that the Shareholder intends to appear in person or by proxy at the Annual Meeting to bring such business before the meeting.

                                   OTHER MATTERS

     As of the date of this Proxy Statement, management knows of no other business which will be presented for action at the Annual Meeting. If any other business requiring a vote of the Shareholders should come before the Annual Meeting, the persons designated as your proxies will vote or refrain from voting in accordance with their best judgment.

                                       By Order of the Board of Directors,


                                       /s/ MARTIN J. MARKS
                                       --------------------------------------
                                       Martin J. Marks
                                       PRESIDENT AND SECRETARY

Seattle, Washington
August 20, 1998

                                   PROXY

                              CUTTER & BUCK INC.
                         2701 FIRST AVENUE, SUITE 500
                              SEATTLE, WA  98121

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

    The undersigned hereby appoints Harvey N. Jones and Martin J. Marks or either of them, as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below, all the shares of Common Stock of Cutter & Buck Inc. held of record by the undersigned on August 3, 1998, at the Annual Meeting of Shareholders to be held on September 23, 1998, or any adjournment thereof.

1. ELECTION OF DIRECTORS. Elect two Class I directors to serve until the 2001 Annual Meeting of Shareholders 2001 and until their respective successors are elected and qualified.

/ / FOR all nominees listed below                 / / WITHHOLD AUTHORITY to
    (EXCEPT AS MARKED TO THE CONTRARY                  vote for all nominees
     BELOW)                                             listed below

(INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee's name listed below.)

                      Frances M. Conley, Larry C. Mounger

2. INDEPENDENT AUDITORS. Ratify the appointment of Ernst & Young LLP as the Company's auditors.

   / / FOR                  / / AGAINST                / / ABSTAIN

3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned Shareholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2 AND WILL BE VOTED IN ACCORDANCE WITH THE DISCRETION OF THE PROXIES UPON ALL OTHER MATTERS WHICH MAY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.



                                       DATED:                     , 1998
                                             ---------------------

                                       ---------------------------------
                                       Signature

                                       ---------------------------------
                                       Signature (if held jointly)


                                       Please sign name as appears below.
                                       When shares are held by joint
                                       tenants, both should sign.  When
                                       signing as attorney, executor,
                                       administrator, trustee or guardian,
                                       please give full title.  If a
                                       corporation, please sign full
                                       corporate name by President or other
                                       authorized officer.  If a
                                       partnership, please sign in
                                       partnership name by authorized
                                       person.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY, USING THE ENCLOSED ENVELOPE.